SCHEDULE 14A

                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                             WEYERHAEUSER COMPANY

                            -----------------------

               (Name of Registrant as Specified in its Charter)
                            -----------------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transactions:
     (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:


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                          [Weyerhaeuser Company logo]



March 21, 2001

Dear Fellow Shareholder:

     We have previously sent you proxy material for the Annual Meeting of Weyerhaeuser Company, to be held on Tuesday, April 17, 2001. Your Board of Directors recommends a vote FOR Item 1 and AGAINST Items 2, 3 and 4.

     According to our latest records, we have not yet received your proxy. Your vote is important, no matter how many or how few shares you own. Please help your company avoid the expense of further solicitation by signing, dating and returning the enclosed proxy card TODAY.

     Thank you for your continued support.

                                    Very truly yours,

                                    /s/ STEVEN R. ROGEL

                                    Steven R. Rogel
                                    Chairman, President and
                                    Chief Executive Officer